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                                                                    EXHIBIT 10.3

                            INDEMNIFICATION AGREEMENT

               This INDEMNIFICATION AGREEMENT (this "AGREEMENT") is made and entered into as of _____________ between Equity Marketing, Inc., a Delaware corporation (the "COMPANY"), and _____________ (collectively with such person's heirs, executors, administrators and other personal representatives, the "INDEMNITEE"), an officer, director, employee or agent of the Company.

               WHEREAS, the Indemnitee is currently serving as an officer, director, employee or agent of the Company and the Company wishes the Indemnitee to continue in such capacity; and

               WHEREAS, the Board of Directors has concluded that the Company's officers, directors, employees and agents should be provided with reasonable and appropriate protection against inordinate risks in order to insure that the most capable persons will be attracted to, and will continue to serve in, such positions, and therefore has determined to contractually obligate itself to indemnify in a reasonable and adequate manner its officers and directors and certain of its employees and agents, and to assume for itself liability for expenses and damages in connection with claims lodged against such persons as a result of their service to the Company;

               WHEREAS, applicable law empowers the Company to indemnify a person who serves as a director, officer, employee or agent of the Company or a person who serves at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise; and

               WHEREAS, in order to induce the Indemnitee to serve or continue to serve as an officer, director, employee or agent of the Company, the Company has determined and agreed to enter into this Agreement with the Indemnitee.

               NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties agree as follows:

               1. SERVICE BY INDEMNITEE. The Indemnitee will serve and/or continue to serve as a director or officer of the Company faithfully and to the best of his or her ability so long as the Indemnitee is duly elected or qualified in accordance with the Bylaws of the Company or until such time as the Indemnitee tenders his or her resignation in writing. The Indemnitee may at any time and for any reason resign from such position (subject to any other contractual obligation or other obligation imposed by operation of law), in which event the Company shall have no obligation under this Agreement to continue the Indemnitee in any such position. Nothing in this Agreement shall confer upon the Indemnitee any right to continue in the employ of the Company or continue in the employ of the Company in any capacity, or affect the right of the Company to terminate the Indemnitee's employment at any time in the sole discretion of the Company, with or without cause.

               2. INDEMNIFICATION. The Company shall (i) indemnify the Indemnitee and hold the Indemnitee harmless against any judgments, penalties, fines, amounts paid in settlement and Expenses (as hereinafter defined) incurred in connection with any actual or threatened Proceeding (as hereinafter defined) arising in connection with the Indemnitee's status or service as


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a director, officer, employee or agent of the Company to the full extent permitted by the Company's Certificate of Incorporation (the "CERTIFICATE"), Bylaws (the "BYLAWS") and the Delaware General Corporation Law as in effect on the date hereof and to such greater extent as the Delaware General Corporation Law may hereafter from time to time permit ("DELAWARE LAW"), and (ii) advance to Indemnitee, in accordance with Section 3 below, Expenses incurred in connection therewith. It is the intent of the Company to indemnify Indemnitee hereunder to the same extent as such person would be indemnified under the Certificate and Delaware Law if he or she were a director, officer, employee or agent of the Company, whether or not Indemnitee is serving as such. "PROCEEDING" includes, without limitation, any action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other actual, threatened or completed proceeding, whether civil, criminal, administrative or investigative, whether by a third party or by or in the right of the Company. The right to indemnification or advancement of Expenses under this Agreement is intended to be retroactive and shall be available with respect to Proceedings which relate to events occurring prior to the date of this Agreement.

               3. INTERIM EXPENSES. Expenses incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of any Proceeding for which Indemnitee may be entitled to indemnification hereunder shall be paid by the Company in advance of the final disposition of such Proceeding. The Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Company as authorized by this Agreement. The advances to be made hereunder shall be paid by the Company to or on behalf of the Indemnitee within thirty (30) days following delivery of a written request therefor by the Indemnitee to the Company. "EXPENSES" means all reasonable attorneys' fees and expenses, retainers, court costs, transcript costs, fees of experts, fees of witnesses, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage and delivery fees, service fees and all other reasonable costs and expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating or being or preparing to be a witness in a Proceeding.

               4. REQUEST FOR INDEMNIFICATION. (a) Any indemnification requested by the Indemnitee under Section 2 hereof shall be made no later than thirty (30) days after receipt of the written request of the Indemnitee, unless a good faith determination is made within said thirty (30) day period (i) by the Board of Directors of the Company by a majority vote of a quorum thereof consisting of directors who are not parties to such proceedings or (ii) in the event such a quorum is not obtainable, by independent legal counsel in a written opinion, that the Indemnitee is not or ultimately will not be entitled to indemnification hereunder.

               (b) Notwithstanding a determination under Section 4(a) above that the Indemnitee is not entitled to indemnification with respect to any specific Proceeding, the Indemnitee shall have the right to apply to any court of competent jurisdiction for the purpose of enforcing the Indemnitee's right to indemnification pursuant to this Agreement. Neither the failure of the Company (including its Board of Directors or independent legal counsel) to have made a determination prior to the commencement of such action that the Indemnitee is entitled to indemnification hereunder, nor an actual determination by the Company (including its Board of Directors or independent legal counsel) that the Indemnitee is not entitled to indemnification


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hereunder, shall be a defense to the action or create any presumption that the
Indemnitee is not entitled to indemnification hereunder; provided, however, that such a determination shall be admissible as evidence in any such action brought by Indemnitee. It shall be a defense to any such action that Indemnitee has not met the standards of conduct which make it permissible under Delaware Law for the Company to indemnify Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Company.

               5. CERTAIN AGREEMENTS OF INDEMNITEE. (a) Indemnitee shall advise the Company in writing upon being notified of the institution of any Proceeding which is or may be subject to this Agreement and generally keep the Company informed of, and consult with the Company with respect to, the status of any such Proceeding; provided, however, that the failure to comply with this Section 5(a) shall not affect Indemnitee's entitlement to indemnification or other payments hereunder if such failure to comply is inadvertent and does not materially adversely affect the ability of the Company to defend such Proceeding or to obtain the benefits of applicable insurance coverage.

               (b) Indemnitee agrees to do all things reasonably requested by the Board of Directors of the Company to enable the Company to coordinate Indemnitee's defense with, if applicable, the Company's defense; provided, however, that Indemnitee shall not be required to take any action that would in any way prejudice his or her defense or waive any defense or position available to him or her in connection with any Proceeding.

               (c) Indemnitee agrees to do all things reasonably requested by the Board of Directors of the Company to subrogate to the Company any rights of recovery (including rights to insurance or indemnification from persons other than the Company) which Indemnitee may have with respect to amounts paid by the Company with respect to any Proceeding.

               (d) Indemnitee agrees to be represented in any Proceeding by a law firm selected by the Company; provided however, that Indemnitee shall have the right to employ his or her counsel in any Proceeding, but the Expenses of such counsel shall be borne by the Indemnitee unless (i) the employment of counsel by the Indemnitee has been authorized by the Company, (ii) the Indemnitee reasonably shall have concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of the defense of such Proceeding (in which case the Company shall not have the right to direct the defense of such Proceeding on behalf of the Indemnitee) or (iii) the Company shall not in fact have employed counsel to assume the defense of such Proceeding, in each of which cases the Expenses of counsel shall be borne by the Company.

               (e) Indemnitee agrees to cooperate with the Company and its counsel, and any insurance carrier, and maintain any confidences revealed to him or her by the Company in connection with the Company's defense of any Proceeding. The Company agrees to cooperate with Indemnitee and his or her counsel and maintain any confidences revealed to it by Indemnitee in connection with Indemnitee's defense of any Proceeding.

               6. INSURANCE. The Company may, but is not obligated to, obtain directors' and officers' liability insurance ("D&O INSURANCE") as may be or become available with respect to which the Indemnitee is named as an insured. Notwithstanding any other provision of this


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Agreement, the Company shall not be obligated to indemnify the Indemnitee for any judgments, penalties, fines, amounts paid in settlement and Expenses which have been paid directly to the Indemnitee by D&O Insurance. If the Company has D&O Insurance in effect at the time the Company receives from the Indemnitee any notice of the commencement of a Proceeding, the Company shall give prompt notice of the commencement of such Proceeding to the insurers in accordance with the procedures set forth in the policy. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policy.

               7. EXCEPTIONS. (a) Any provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement to indemnify the Indemnitee on account of any Proceeding with respect to (i) remuneration paid to the Indemnitee if it is determined by final judgment or other final adjudication that such remuneration was in violation of law, (ii) which final judgment is rendered against the Indemnitee for an accounting of profits made from the purchase or sale by the Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) or Section 20A of the Securities Exchange Act of 1934, as amended, or similar provisions of any federal, state or local statute or (iii) which (but only to the extent that) it is determined by final judgment or other final adjudication that the Indemnitee's conduct was in bad faith, knowingly fraudulent or deliberately dishonest. For purposes of the foregoing sentence, a final judgment or other adjudication may be reached in either the underlying Proceeding in connection with which indemnification is sought or a separate Proceeding to establish rights and liabilities under this Agreement.

               (b) Any provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement to indemnify or advance Expenses to the Indemnitee with respect to Proceedings initiated or brought voluntarily by the Indemnitee and not by way of defense.

               (c) Any provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement to indemnify the Indemnitee for any Expenses incurred by the Indemnitee with respect to any Proceeding instituted by the Indemnitee to enforce or interpret this Agreement if the Indemnitee does not prevail in such Proceeding.

               (d) Any provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement to indemnify the Indemnitee under this Agreement for any amounts paid in settlement of a Proceeding effected without the Company's written consent. Neither the Company nor the Indemnitee shall unreasonably withhold consent to any proposed settlement; provided, however, that the Company may in any event decline to consent to (or to otherwise admit or agree to any liability for indemnification hereunder in respect of) any proposed settlement if the Company determines in good faith (pursuant to Section 4(a) above) that the Indemnitee is not or ultimately will not be entitled to indemnification hereunder.

               (e) Any provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement to indemnify the Indemnitee, pay or advance Expenses or otherwise act in violation of Delaware Law or any undertaking appearing in


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and required by the rules and regulations promulgated under the Securities Act of 1933, as amended (the "ACT") in any registration statement filed with the Securities and Exchange Commission under the Act. The Indemnitee acknowledges that paragraph (h) of Item 512 of Regulation S-K currently generally requires the Company to undertake in connection with any registration statement filed under the Act to submit the issue of the enforceability of the Indemnitee's rights under this Agreement in connection with any liability under the Act on public policy grounds to a court of appropriate jurisdiction and to be governed by any final adjudication of such issue. The Indemnitee specifically agrees that any such undertaking shall supersede the provisions of this Agreement and to be bound by any such undertaking.

               8. ENTIRE AGREEMENT; MODIFICATION AND WAIVER. This Agreement constitutes the entire agreement between the Company and the Indemnitee with regard to the subject matter hereof, and supersedes all prior agreements between or among the Company and the Indemnitee, whether written or oral, relating to the same subject matter. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

               9. PARTIAL INDEMNIFICATION. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of any Expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines or penalties) actually and reasonably incurred by him or her in the investigation, defense, settlement or appeal of a Proceeding but is not entitled, however, to indemnification for the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion thereof to which the Indemnitee is entitled.

               10. NOTICE. Except as otherwise provided herein, any notice or demand which, by the provisions hereof, is required or which may be given to or served upon the parties hereto shall be in writing and, if by telegram, telecopy or telex, shall be deemed to have been validly served, given or delivered when sent, if by personal delivery, shall be deemed to have been validly served, given or delivered upon actual delivery and, if mailed, shall be deemed to have been validly served, given or delivered three business days after deposit in the United States mails, as registered or certified mail, with proper postage prepaid.

               11. SUCCESSORS. This Agreement establishes contract rights which shall be binding upon, and shall inure to the benefit of, the successors, assigns, heirs and legal representatives of the parties hereto.

               12. CONTRACT RIGHTS NOT EXCLUSIVE. The contract rights conferred by this Agreement shall be in addition to, but not exclusive of, any other right which Indemnitee may have or may hereafter acquire under any law, provision of the Certificate or Bylaws, written agreement not precluded by Section 8 hereof, vote of stockholders or disinterested directors or otherwise.

               13. SEVERABILITY. Should any provision or paragraph of this Agreement, or any clause hereof, be held to be invalid, illegal or unenforceable, in whole or in part, the remaining


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provisions, paragraphs and clauses of this Agreement shall remain fully enforceable and binding on the parties.

               14. CHOICE OF LAW. This Agreement shall be governed exclusively by and construed according to the laws of the State of Delaware, as applied to contracts between Delaware residents entered into and to be performed entirely within Delaware.

               15. CONTINUATION OF INDEMNIFICATION. The indemnification under this Agreement shall continue as to Indemnitee with respect to matters that occurred while Indemnitee was an officer, director, employee and/or agent of the Company even though he or she may have ceased to be a director, officer, employee and/or agent of the Company and shall inure to the benefit of the heirs and personal representatives of the Indemnitee. The Company acknowledges that, in providing services to the Company, Indemnitee is relying on this Agreement. Accordingly, the Company agrees that its obligations hereunder will survive (i) any actual or purported termination of this Agreement by the Company or its successors or assigns whether by operation of law or otherwise, (ii) any change in the Certificate or Bylaws and (iii) termination of the Indemnitee's services to the Company (whether such services were terminated by the Company or the Indemnitee), whether or not a claim is made or a Proceeding is threatened or commenced before or after the actual or purported termination of this Agreement, change in the Certificate or Bylaws or termination of Indemnitee's services.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and signed as of the day and year first above written.




-----------------------------------
Indemnitee




EQUITY MARKETING, INC.


By:
     -------------------------------
     Leland P. Smith
     Senior Vice President, General Counsel
       and Secretary


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